                       PETROLEUM HEAT AND POWER CO., INC.

                      Form of Notice of Guaranteed Delivery

         This form or one substantially equivalent hereto must be used to accept the Exchange Offers of the Petroleum Heat and Power Co., Inc. (the "Company") made pursuant to the Offering Circular, dated August 26, 1998 (the "Offering Circular") if: (i) certificates for Old Debt Securities of the Company are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) at or prior to 5:00 p.m. New York City time on the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on or prior to 5:00 p.m. New York City time on the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent and must be received by the Exchange Agent at or prior to 5:00 p.m. New York City time on the Expiration Date. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debt Securities pursuant to the Exchange Offers, a completed, signed and dated Letter of Transmittal, Consent and Proxy (or facsimile thereof) must also be received by the Exchange Agent at or prior to 5:00 p.m. New York City time on the Expiration Date. Capitalized terms not defined herein are as defined in the Offering Circular.

                          To: THE CHASE MANHATTAN BANK
                             (the "Exchange Agent")

                           By Hand/Overnight Courier:
                            The Chase Manhattan Bank
                          c/o Chase Bank of Texas, N.A.
                          1201 Main Street, 18th floor
                               Dallas, Texas 75202
                                Attn: Frank Ivins
                            Personal and Confidential

                     Facsimile Transmission: (214) 946-5932


                      Confirm by Telephone: (214) 946-5678


                         For Information: (214) 946-5678


              Delivery of this instrument to an address other than
             as set forth above or transmittal of this instrument to
                   a facsimile number other than as set forth
                   above does not constitute a valid delivery.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Offering Circular and the Letter of Transmittal, Consent and Proxy (which together constitute the "Exchange Offers"), receipt of which are hereby acknowledged, the principal amount of Old Debt Securities set forth below pursuant to the guaranteed delivery procedures described in the Offering Circular and the Letter of Transmittal, Consent and Proxy.

         The undersigned understands and acknowledges that the Exchange Offers will expire at 5:00 p.m., New York City time, on September 24, 1998, unless extended by the Company. With respect to the Exchange Offers, "Expiration Date" means such time and date, or if the Exchange Offers are extended, the latest time and date to which the Exchange Offers are so extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


               SIGNATURES                                  Issue of Old Debt
                                                           Securities Being
                                                           Exchanged (check only
                                                           one box - a separate
                                                           Notice of Guaranteed
                                                           Delivery must be used
                                                           in respect of each
                                                           issue of Old Debt
                                                           Securities owned):
           Signature of Owner
                                                           -  10 1/8% Subordinated Notes due 2003

                                                           -  9 3/8% Subordinated Debentures due 2006

Signature of Owner (if more than one)                      -  12 1/4% Subordinated Debentures due 2005

Dated:                       , 199                         Principal amount of Old Debt Securities
      -----------------------     --
                                                           Exchanged:
Names:                                                               ------------------------------------
       ----------------------------                        Certificate Nos. of Old Debt Securities (if
                                                           applicable)
       ----------------------------
             (Please Print)

                                                           ----------------------------------------------
Address:                                                   Total Principal Amount Represented by Old Debt
        ---------------------------                        Securities Certificate(s):

        ---------------------------                        ----------------------------------------------

        ---------------------------
             (Include Zip Code)
                                                           If Old Debt Securities will be delivered by book-
Area Code and                                              entry transfer, provide the Depository Trust
Telephone No.:                                             Company ("DTC") Account No.:
              ---------------------
Capacity (full title), if signing in                       Account No.:
a representative capacity:                                             ----------------------------

------------------------------------
Taxpayer Identification or Social
Security No.:

------------------------------------


----------------------------------------------------------




                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal, Consent and Proxy (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the Expiration Date.



Name of Firm:

--------------------------------        --------------------------------------
                                              (Authorized Signature)


                                         Title:
--------------------------------
Number and Street or P.O. Box


---------------------------------       --------------------------------------
City        State        Zip Code       Date:

Tel. No.
        ------------------------        --------------------------------------
Fax No.
        -----------------------



NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD DEBT SECURITIES WITH THIS NOTICE. OLD DEBT SECURITIES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, CONSENT AND PROXY.




                                       3